EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TOSECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB of Elephant Talk Communications, Inc. and its subsidiaries (the "Company"), for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Russelle Choi, President & Chief Executive Officer of the Company, and Manu Ohri, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Russelle Choi
                                            ------------------------------------
Dated: April 14, 2004                       Russelle Choi
                                            President & Chief Executive Officer

                                            /s/ Manu Ohri
                                            ------------------------------------
Dated: April 14, 2004                       Manu Ohri
                                            Chief Financial Officer



























                                    32.1-1